UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  November 1, 2024

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by Hyperscale Data, Inc., a Delaware corporation formerly known as Ault Alliance, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on June 21, 2024 (the “Prior Form 8-K”).

This Amendment No. 1 is filed solely for the purpose of disclosing the execution of a First Supplement and Amendment to Purchase Agreement dated November 1, 2024 (the “Amendment”) to the Purchase Agreement dated June 20, 2024 (the “Agreement” and as amended, the “Amended Agreement”), entered into by and among the Company, Orion Equity Partners, LLC., a Delaware limited liability company (“Orion”) and Ascendiant Capital Markets, LLC (“Ascendiant”), to, among other items, (i) increase the Commitment Amount from $25 million to $37.5 million, and (ii) remove the require the requirement for the Company to issue Orion the Commitment Fee Shares.

Other than the foregoing, this Amendment No. 1 speaks as of the original date of the Original Form 8-K and does not reflect events that may have occurred subsequent to the date of the Original Form 8-K, except for the contents of the Prior Form 8-K.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 20, 2024 (the “Execution Date”), Ault Alliance, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), entered into a purchase agreement (the “ELOC Purchase Agreement”) with Orion Equity Partners, LLC (“Orion”). On November 1, 2024, the Company, Orion and Ascendiant executed the First Supplement and Amendment to Purchase Agreement (the “Amendment”). The ELOC Purchase Agreement, as amended by the Amendment, is referred to herein as the “Amended Agreement.” The Amended Agreement provides that, upon the terms and subject to the conditions and limitations set forth therein, we have the right to direct Orion to purchase up to an aggregate of $37,500,000 (the “Commitment Amount”) of shares of our 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share (the “Preferred Shares”) over the 36-month term of the Amended Agreement. Under the Amended Agreement, after the satisfaction of certain commencement conditions, including, without limitation, the effectiveness of the Registration Statement (as defined in the Amended Agreement), we have the right to present Orion with an advance notice (each, an “Advance Notice”) directing Orion to purchase any amount up to the Maximum Advance Amount (as described below).

The Maximum Advance Amount shall equal forty percent (40%) of the average of the Daily Value Traded (as defined in the Amended Agreement) of the Preferred Shares on the ten Trading Days (as defined in the Amended Agreement) immediately preceding an Advance Notice.

The number of Preferred Shares that we can issue to Orion from time to time under the Amended Agreement shall be subject to the Ownership Limitation (as defined in the Amended Agreement). We will control the timing and amount of sales of our Preferred Shares to Orion. Orion has no right to require any sales by us, and is obligated to make purchases from us as directed solely by us in accordance with the Amended Agreement. The Amended Agreement provides that we will not be required or permitted to issue, and Orion will not be required to purchase, any shares under the Amended Agreement if such issuance would violate NYSE American rules, and we may, in our sole discretion, determine whether to obtain stockholder approval to issue shares in excess of 19.99% of our outstanding Preferred Shares if such issuance would require stockholder approval under NYSE American rules. Orion has agreed that neither it nor any of its agents, representatives and affiliates will engage in any direct or indirect short-selling or hedging our common stock during any time prior to the termination of the Amended Agreement.

Pursuant to the Amended Agreement, the Company agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a Registration Statement for the resale by Orion of Registrable Securities (as defined in the Amended Agreement, provided that this definition no longer includes the Commitment Fee Shares) within 30 days from the Execution Date and to cause such Registration Statement to be declared effective by the SEC within 90 days from the Execution Date.

The Amended Agreement may also be terminated by us at any time after commencement, at our discretion, provided that at the time of termination, we do not have any outstanding amounts owed to affiliates of Orion pursuant to the loan agreement, dated June 5, 2024, that we entered into with such lenders. Further, the Amended Agreement will automatically terminate on the date that we sell, and Orion purchases, the full $37,500,000 amount under the agreement or, if the full amount has not been purchased, on the expiration of the 36-month term of the Amended Agreement.

The foregoing description of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, including the Amendment, which is annexed hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.1*	First Supplement and Amendment to Purchase Agreement dated November 1, 2024, by and among Hyperscale Data, Inc., Orion Equity Partners, LLC and Ascendiant Capital Markets, LLC.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

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* Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. We will furnish supplementally a copy of any omitted exhibits or schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: November 1, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel